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                                                                   Exhibit 10.14

English Translation

CONFIDENTIAL TREATMENT REQUESTED BY GMARKET INC. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                      YAHOO! SHOPPING YSP SERVICE CONTRACT

This Contract is made on February 22, 2005 between GMARKET Inc. ("Merchant") and Yahoo! Korea ("Yahoo Korea").

The parties agree and declare as follows:

ARTICLE 1 (PURPOSE)

This Contract acknowledges that both parties' performance of cooperation defined in this Contract meets mutual benefits and provides for matters necessary for faithful conduct of each provision, and this Contract shall have the prevailing effect over any other agreements between both parties executed prior to this Contract and any agreement contravening this Contract shall become null and void.

ARTICLE 2 (DEFINITION)

     1. Yahoo! Korea Shopping Advertisement Service ("YSP Service") means the service by which Yahoo Korea advertises on-line shops ("Shop") interacting one another on the World Wide Web (www) through Yahoo! Shopping (not in a hosting type but in a form the Merchant creates and alters DB at its own server), installs Yahoo navigation strip bar on the top of the advertised Merchant's page to allow customers to connect easily with various functions.

     2.   Merchant means parties to this Contract using YSP Service.

     3. Customers means individuals ordering goods and services provided by the Merchant at the Merchant's Shop.


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ARTICLE 3 (MERCHANT'S OBLIGATIONS)

     1. Merchant is liable to comply with all the legal requirements relating to goods and services presented at its Shop and data relating to their display. In particular, Merchant agrees not to do each of the followings:

          1.1 Ilegal sale of goods, violation of export control or obscene articles control laws, or any other act breaching or inducing the breach of the currently effective laws.

          1.2 An act of damaging, imitating or infringing a third party's or a company's private matters.

          1.3 An act of infringing a third party's rights including others' intellectual property and rights under business, contract or credit.

     2. Merchant shall provide Yahoo Korea with system enabling record and recognition of customers' purchase at the Merchant's Shop.

     3.   Liabilities arising from operation of Shops shall be borne by the
          Merchant:

          3.1 Merchant shall be liable to protect in secure protocol customers' information including credit card information obtained in the course of operating Shops and communication of such information necessary for transactions, and in this connection, the Merchant shall be liable to compensate for any damage incurred to customers due to reasons attributable to the Merchant.

          3.2 Merchant shall not apply customers' information obtained in the course of operating the Shop to use other than performance of orders by customers made at the Merchant's Shop. This provision shall not apply to members brought in by the Merchant directly through the YSP Service.

          3.2 Merchant consents to faithful performance of customers' orders with respect to goods and services displayed at its Shop and in this connection, any liability to compensate customers for damage, if any, shall be borne by the Merchant.

          3.2 Merchant agrees not to distribute e-mails without request from customers


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               nor engage in improper business activities.

     4. Merchant agrees to post at its Shop all the contact points including the company name, address, telephone number, fax number and e-mail address. Merchant agrees to update its contact information.

     5. Merchant agrees to proceed with press release of this Contract and transactions between Yahoo and Merchant upon consultation with Yahoo.

     6. In the event disputes arise with a third party due to reasons attributable to Merchant, Merchant shall indemnify Yahoo Korea therefrom and resolve the disputes at its cost and responsibility.

ARTICLE 4 (YAHOO KOREA'S OBLIGATIONS)

     1. Yahoo Korea may add YSP store URL linkage and banners on Yahoo search engine at its discretion for the purpose of increasing sales at Shops of which advertisement continues according to extension of Yahoo Korea service.

     2. Yahoo Korea shall, in providing YSP service, grant linkage function to Yahoo's annexed service to the reasonable extent.

ARTICLE 5 (SCOPE OF COMPENSATION FOR DAMAGE)

Both parties undertake to faithfully carry out their obligations, may demand correction of the other party in case of default of this Contract (impossible performance, delay in performance or incomplete performance) and the party subject to demand for correction shall comply with such demand. Except the indemnification provision under Article 3 (6), if the party upon receipt of the demand fails to correct without a justifiable reason, the other party may claim for compensation of damage but in no event the compensation for damage includes operating profit loss, indirect damage or punitive damage.

ARTICLE 6 (INTENTIONALLY OMITTED)

ARTICLE 7 (CONFIDENTIALITY)

Each party shall acknowledge confidentiality of any and all information relating to the


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party, the party's affiliates and customers obtained in the course of executing and performing this Contract and shall not provide such information to a third party, except as required to be disclosed pursuant to applicable law or pursuant to a prior written consent from the other party.

ARTICLE 8 (ADVERTISEMENT FEE)

     1. Merchant shall pay Yahoo Korea an amount corresponding to [****] of the gross sales (inclusive of VAT and excluding returned and cancelled order) for the preceding month at its Shop ([****] of the gross sales from click-through from main page and key word searches) and prepay monthly [****] KRW (VAT not inclusive) as YSP advertisement fee in cash for the term of this Contract, and if YSP advertisement days exceed a month, the fee shall be calculated on a daily basis.

     2. Payment of Yahoo Korea commissions described in paragraph 1 shall be calculated by the last date of each month and shall be made to Yahoo Korea by the 27th day of the next following month.

     3. The contents of the click-through link in the main page and the list of key word search terms which will link to Gmarket website will be as shown in Attachment 1 hereto.

ARTICLE 9 (TERM)

The term shall be from February 25, 2006 until December 31, 2006.

[****] = MATERIAL OMITTED: CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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ARTICLE 10 (TERMINATION AND EXTENSION)

     1. If the other party breaches this Contract, non-breaching party shall demand correction of the other party within 30 days, and if the breaches are not corrected within the period, non-breaching party may terminate this Contract by sending a 15-day prior written notice to the other party after determining the date of termination. Provided, however, that Yahoo Korea may immediately terminate this Contract if Merchant does illegal act, sells illegal goods or services or acts or sells likely to damage Yahoo Korea or a third party's right. In this case, the other party breaching this Contract shall compensate the other party for damage incurred.

     2. The term may be extended upon mutual agreement within 15 days prior to the expiration of this Contract.

ARTICLE 10 (PROHIBITION ON TRANSFER)

Each party shall not transfer all or any part of the rights and obligations under this Contract to a third party without a prior written consent from the other party.

ARTICLE 11 (FORCE MAJEURE)

With respect to delay or default of this Contract due to force majeure or reasons beyond control of each party, neither party shall be liable to the other party.

ARTICLE 12 (GOVERNING JURISDICTION)

Any legal proceeding between the parties in connection with this Contract, shall be subject to jurisdiction of the Seoul District Court.

ARTICLE 13 (OTHERS)

Matters not provided for under this Contract shall be in accordance with laws and, if there is no provision under the laws, shall be in accordance with the commercial practices. Provided, however, that matters required to be separately provided for shall be determined upon mutual agreement and such agreed matters shall have the same effect with this Contract.


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IN WITNESSETH WHEREOF, the parties have executed two copies of this Contract, signed and affixed their seals and respectively keep each one copy hereof.

                               February 15, 2006

GMARKET Inc.
6th Floor Nam Seoul Bldg., 1304-3 Seocho-Dong, Seocho-Gu, Seoul
Representative Director: Young Bae Ku (seal)

Yahoo Korea
23rd and 24th floors, Glass Tower, 946-1 Daechi-Dong, Kangnam-Gu, Seoul Representative Director: Nak Yang Sung (seal)


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                                  Attachment 1

                              (Yahoo Korea website)

Note: The attached is a print-out of the Yahoo Korea website for click-through to Gmarket and the listing of key word searches for Gmarket.


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                      (Screen Shot of the Korean Web Page)